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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-88131, 333-90971, 333-95647 and 333-41880) and
on Form S-3 (No. 333-53110) of NetScout Systems, Inc. of our reports dated
June 14, 2001, relating to the consolidated financial statements and financial statement schedules, which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 29, 2001